UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

Commission File Number
001-34581

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 25, 2017, Kraton Corporation (the "Company") held its Annual General Meeting of Stockholders (the "Meeting"). A total of 28,675,248 shares were represented in person or by proxy at the Meeting. The Company's stockholders considered four proposals as described in the Company's proxy statement filed with the U.S. Securities and Exchange Commission on April 14, 2017. The final results of the voting on each matter submitted to the Company's stockholders at the Meeting are set forth below.
Proposal 1 - Election of Class II Directors. The stockholders elected all three nominees for Class II director by the vote shown below.

Nominee	Votes “For”	Votes “Withheld”	Broker Non-Votes
Dominique Fournier	26,408,669	220,532	2,046,047
John J. Gallagher, III	26,406,100	223,101	2,046,047
Francis S. Kalman	26,406,310	222,891	2,046,047
Proposal 2 - Advisory Vote on the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
26,448,398	164,557	16,246	2,046,047

Proposal 3 - Advisory Vote on the Frequency, in Future Years, of the Advisory Vote on the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, that future advisory votes on the compensation of the Company's named executive officers be held on an annual basis.

Votes For "1 Year"	Votes For "2 Years"	Votes For "3 Years"	Abstentions
21,471,618	14,831	5,135,652	7,100

On May 26, 2017, the Board of Directors of the Company (the "Board") considered the outcome of this advisory vote and determined, as was recommended with respect to this proposal by the Board in the Company's proxy statement for the Meeting, that the Company intends to hold future advisory votes on the compensation of the Company's named executive officers ("say-on-pay votes") on an annual basis, until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2023 Annual General Meeting of Stockholders.

Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the retention of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
28,460,166	207,969	7,113	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Corporation

Date: May 26, 2017	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer